UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 20, 2007

COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

213 South Main Street Hector, MN	55342
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (320) 848-6231

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Sections 1-4, 6-8 are not applicable and therefore omitted

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	Not applicable.

(b)	Not applicable.

(c)

CSI announced on November 20, 2007 that Bruce Blackwood has been appointed Vice President and General Manager of its Suttle Division effective December 1, 2007. Mr. Blackwood has been Suttle’s Vice President of Sales since July 2001. The press release announcing Mr. Blackwood’s appointment is attached as Exhibit 99.1

(d)	Not applicable.

(e)	Not applicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following are filed as exhibits to this Current Report:

Exhibit No.	Description of Exhibit

99.1	Press Release issued November 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By:	/s/ Paul N. Hanson
Paul N. Hanson Its: Chief Financial Officer

Dated:  November 26, 2007